EXHIBIT 10.43

      THIS MORTGAGE, made this 16th day of April 2001, Between LINDA J. ISAACSON, with a notification address at 38 Jordan Road, Brookline, Massachusetts (the "Mortgagor"), and AMBIENT CORPORATION, a Delaware Corporation with a principal place of business located at 1033 Beacon Street, Brookline, MA 02446-5654 (the "Mortgagee").

                               W I T N E S S E T H

            That to secure the payment of an indebtedness in the sum of One Million Nine Hundred and Ninety Dollars ($1,990,000) Dollars lawful money of the United States, without any interest thereon, which sum the Mortgagor hereby promises to pay in one installment of $1,990,000 Dollars, such payment to be made on the date which is ten (10) years from the date first set forth above according to a certain bond, note or obligation bearing even date herewith (the "Note") the Mortgagor hereby Mortgages to the Mortgagee and with MORTGAGE COVENANTS, the following described premises:

            See Schedule "A" annexed hereto and made a part hereof.

            TOGETHER with all rights, title and interest of the Mortgagor in and to the land lying in the streets and roads in front of and adjoining said premises;

            TOGETHER with all fixtures, chattels and articles of personal property now or hereafter attached to or used in connection with said premises, including but not limited to furnaces, boilers, oil burners, radiators and piping, coal stokers, plumbing and bathroom fixtures, refrigeration, air conditioning and sprinkler systems, wash-tubs, sinks, gas and electric fixtures, stoves, ranges, awnings, screens, window shades, elevators, motors, dynamos, refrigerators, kitchen cabinets, incinerators, plants and shrubbery and all other equipment and machinery, appliances, fittings, and fixtures of every kind in or used in the operation of the buildings standing on said premises, together with any and all replacements thereof and additions thereto;

            TOGETHER with all awards heretofore and hereafter made to the Mortgagor for taking by eminent domain the whole or any part of said premises or any easement therein, including any awards for changes of grade of streets, which said awards are hereby assigned to the Mortgagee, who is hereby authorized to collect and receive the proceeds of such awards and to give proper receipts and acquittance therefor, and to apply the same toward the payment of the Mortgage debt, notwithstanding the fact that the amount owing thereon may not then be due and payable under the Note; and the said Mortgagor hereby agrees, upon request, to make, execute and deliver any and all assignments and other instruments sufficient for the purpose of assigning said awards to the Mortgagee, free, clear and discharged of any encumbrances of any kind or nature whatsoever.

            AND the Mortgagor covenants with the Mortgagee as follows:


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            1. That the Mortgagor will pay the indebtedness as hereinbefore provided. Notwithstanding the foregoing, it is specifically understood and agreed that the obligations of Linda J. Isaacson hereunder shall be limited to the extent of her interest in the premises. Nothing herein shall be construed as applying to any party other than Linda J. Isaacson.

            2. That the Mortgagor will keep the buildings on the premises insured against loss by fire for the benefit of the Mortgagee; that he will assign and deliver the policies to the Mortgagee; and that Mortgagor will reimburse the Mortgagee for any premiums paid for insurance made by the Mortgagee on the Mortgagor's default in so insuring the buildings or in so assigning and delivering the policies.

            3. That no building on the premises shall be altered, removed or demolished without the consent of the Mortgagee.

            4. That the whole of said principal sum and any interest shall become due at the option of the Mortgagee; after default in the payment of any installment of principal or of interest for ten (10) days; or after default in the payment of any tax, water rate, sewer rent or assessment for thirty days after notice and demand; or after default after notice and demand either in assigning and delivering the policies insuring the buildings against loss by fire or in reimbursing the Mortgagee for premiums paid on such insurance, as hereinbefore provided; or after default upon request in furnishing a statement of the amount due on the Mortgage and whether any offsets or defenses exist against the Mortgage debt, as hereinafter provided. An assessment which has been made payable in installments at the application of the Mortgagor or lessee of the premises shall nevertheless, for the purpose of this paragraph, be deemed due and payable in its entirety on the day the first installment becomes due or payable or a lien.

            5. That the holder of this Mortgage, in any action to foreclose it, shall be entitled to the appointment of a receiver.

            6. That the Mortgagor will pay all taxes, assessments, sewer rents or water rates, and in default thereof, the Mortgagee may pay the same.

            7. That the Mortgagor within five (5) days upon request in person or within ten (10) days upon request by mail will furnish a written statement duly acknowledged of the amount due on this Mortgage and whether any offsets or defenses exist against the Mortgage debt.

            8. That notice and demand or request may be in writing and may be served in person or by certified mail, return receipt requested.

            9. That the Mortgagor warrants the title to the premises.

            10. That the fire insurance policies required by Paragraph 2 above shall contain the usual extended coverage endorsement; that in addition thereto the Mortgagor, within thirty (30) days after notice and demand, will keep the premises insured against all risk and any other hazard that may reasonably be required by the Mortgagee. All of the provisions of Paragraphs 2 and 4 above relating to fire insurance and the provisions of Section 254 of the Real Property Law construing the same shall apply to the additional insurance required by this paragraph.


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            11. That in case of a foreclosure sale, said premises, or so much thereof as may be affected by this Mortgage, may be sold in one parcel.

            12. That if any action or proceeding be commenced (except an action to foreclose this Mortgage or to collect the debt secured thereby), to which action or proceeding the Mortgagee is made a party, or in which it becomes necessary to defend or uphold the lien of this Mortgage, all sums paid by the Mortgagee for the expense of any litigation to prosecute or defend the rights and lien created by this mortgage (including reasonable counsel fees), shall be paid by the Mortgagor, together with interest thereon at the rate of five (5%) percent, per annum, and any such sum and the interest thereon shall be a lien on said premises, prior to any right, or title to, interest in or claim upon said premises attaching or accruing subsequent to the lien of this Mortgage, and shall be deemed to be secured by this Mortgage. In any action or proceeding to foreclose this Mortgage, or to recover or collect the debt secured thereby, the provisions of law respecting the recovering of costs, disbursements and allowances shall prevail unaffected by this covenant.

            13. That the Mortgagor hereby assigns to the Mortgagee the rents, issues and profits of the premises as further security for the payment of said indebtedness, and the Mortgagor grants to the Mortgagee the right to enter upon and to take possession of the premises for the purpose of collecting the same and to let the premises or any part thereof, and to apply the rents, issues and profits, after payment of all necessary charges and expenses, on account of said indebtedness. This assignment and grant shall continue in effect until this Mortgage is paid. The Mortgagee hereby waives the right to enter upon and to take possession of said premises for the purpose of collecting said rents, issues and profits, and the Mortgagor shall be entitled to collect and receive any rents, issues and profits until default under any of the covenants, conditions or agreements contained in this Mortgage, and agrees to use such rents, issues and profits in payment of principal and interest becoming due on this Mortgage and in payment of taxes, assessments, sewer rents, water rates and carrying charges becoming due against said premises, but such right of the Mortgagor may be revoked by the Mortgagee upon any default, on five days, written notice. The Mortgagor will not, without the written consent of the Mortgagee, receive or collect rent from any tenant of said premises or any part thereof for a period of more than one month in advance, and in the event of any default under this Mortgage will pay monthly, in advance to the Mortgagee, or to any receiver appointed to collect said rents, issues and profits, the fair and reasonable rental value for the use and occupation of said premises or of such part thereof as may be in the possession of the Mortgagor, and upon default in any such payment will vacate and surrender the possession of said premises to the Mortgagee or to such receiver, and in default thereof may be evicted by summary proceedings.


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            14. That the whole of said principal sum and any interest shall become due at the option of the Mortgagee: (a) after failure to exhibit to the Mortgagee, within ten (10) days after demand, receipts showing payment of all taxes, water rates, sewer rents and assessments; or (b) after the actual or threatened alteration, demolition or removal of any building on the premises without the written consent of the Mortgagee; or (c) after the assignment of the rents of the premises or any part thereof without the written consent of the Mortgagee; or (d) if the buildings on said premises are not maintained in reasonably good repair; or (e) after failure to comply with any requirement or order or notice of violation of law or ordinance issued by any governmental department claiming jurisdiction over the premises within three months from the issuance thereof; or (f) if on application of the Mortgagee two or more fire insurance companies lawfully doing business in the State of New York refuse to issue policies insuring the buildings on the premises; or (g) in the event of the removal, demolition or destruction in whole or in part of any of the fixtures, chattels or articles of personal property covered hereby, unless the same are promptly replaced by similar fixtures, chattels and articles of personal property at least equal in quality and condition to those replaced, free from chattel Mortgages or other encumbrances thereon and free from any reservation of title thereto; or (h) after thirty (30) days notice to the Mortgagor, in the event of the passage of any law deducting from the value of land for the purposes of taxation any lien thereon, or changing in any way the taxation of mortgages or debts secured thereby for state or local purposes; or
(i) if the Mortgagor fails to keep, observe and perform any of the other covenants, conditions or agreements contained in this Mortgage.

            15. That the Mortgagor will, in compliance with Section 13 of the Lien Law, receive the advances secured hereby and will hold the right to receive such advances as a trust fund to be applied first for the purpose of paying the cost of the improvement and will apply the same first to payment of the cost of the improvement before using any part of the total of the same for any other purpose.

            16. Mortgagor may not convey or transfer its interest in the subject premises, unless the balance of the Mortgage obligation, including interest, is paid in full.

            17. Mortgagor represents that it has not and will not execute any other mortgages of any type on the premises, without the prior written consent of the Mortgagee. In the event consent is granted by Mortgagee, such other Mortgages shall be subordinate to this Mortgage.

            18. That the Holder of this Mortgage, in any action to foreclose same, shall be entitled to reasonable attorney's fees to be fixed by the Court.

            19. That in the event of a default under this mortgage, and if the mortgaged premises shall be abandoned or vacated by the Mortgagor, or any successors in title, the Mortgagee shall be entitled to take possession of the premises and to take whatever steps necessary to protect and conserve the Mortgagee's security.

            20. Mortgagor shall indemnify, defend and hold Mortgagee harmless from and against any claim brought or threatened against Mortgagee by Mortgagor, any guarantor or endorser of the Note, or by any governmental agency or authority or any other person (as well as from reasonable attorneys' fees and expenses in connection therewith) on account of the presence of Hazardous Material or oil on the premises or other property of Mortgagor held as collateral by Mortgagee, or the failure by Mortgagor to comply with the terms and provisions of any Hazardous Waste Law (each of which claims may be defended, compromised, settled or pursued by Mortgagee with counsel of Mortgagee's selection but at the expense of Mortgagor). This indemnification shall survive payment of the Note and/or any termination, release or discharge executed by Mortgagee in favor of Mortgagor.


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      B. As used herein:

            (i) The term "Hazardous Materials" shall mean and include asbestos, polychlorinated biphenyls ("PCB's"), other carcinogens, oil and other petroleum products, and any other hazardous or toxic materials, wastes and substances which are defined, determined or identified as such under New York Law, CERCLA, or any other applicable federal, state or local laws, rules, codes or regulations or any judicial or administrative interpretation thereof; and

            (ii) The term "Hazardous Waste Law" shall mean all federal, state or local laws, rules, codes or regulations, or any judicial or administrative interpretation thereof, including, without limitation, all orders, decrees, judgments and rulings imposed through any public or private enforcement proceedings relating to Hazardous Materials or the existence, use, discharge, release, containment, transportation or disposal thereof.

            21. That this is a Purchase Money Mortgage given to secure all or a portion of the purchase price for the premises.

            22. Mortgagee is required, within fifteen (15) days of written notice from Mortgagor, to provide a written certification (estoppel letter) duly acknowledging the amount due on this mortgage.

            23. This Mortgage may not be changed or terminated orally. The covenants in this Mortgage shall run with the land and bind the Mortgagor, the heirs, personal representatives, successors and assigns of the Mortgagor and all subsequent owners, encumbrancers, tenants and subtenants of the premises, and shall enure to the benefit of the Mortgagee, the personal representatives, successors and assigns of the Mortgagee and all subsequent holders of this mortgage. The word "mortgagor" shall be construed as if it read "Mortgagors" and the word "Mortgagee" shall be construed as if it read "Mortgagees" whenever the sense of this Mortgage so requires.

            24. The premises are improved by:

            1 or 2 family dwelling


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            IN WITNESS WHEREOF, this Mortgage has been duly executed by the
Mortgagor.

IN THE PRESENCE OF:

                                     /S/ Linda Isaacson
                                     ---------------------------
                                     LINDA J. ISAACSON

STATE OF            )
                    : ss.:
COUNTY OF           )

      On this 16th day of April in the year 2001, before me, the undersigned, personally appeared Linda J. Isaacson, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same, and that by her signature on the instrument, executed the instrument.


                                          ------------------------
                                          Notary Public
                                          My Commission Expires


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